UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):               September 28, 2023

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 28, 2023, Hallmark Financial Services, Inc. (the “Company”) was notified by Nasdaq Regulation that the Company no longer meets its Rule 5450(b)(1)(c), which requires listed companies on the Nasdaq Global Market to maintain a minimum “Market Value of Publicly Held Shares”  (or “MVPHS”) of at least $5,000,000 in the last 30 consecutive business days. The Rules provide the Company a period of 180 calendar days to regain compliance with this requirement, after which the Company will be subject to delisting from the Nasdaq Global Market.

The Company may regain compliance with this Rule if the MVPHS of its common stock closes at $5,000,000 or above for at least 10 consecutive business days before the compliance period expires on March 26, 2024. The Nasdaq notification of non-compliance will not have an immediate impact on the listing of the Company’s common stock on the Nasdaq Global Market, will not directly affect the Company’s business operations or its SEC reporting obligations, and does not conflict with or cause an event of default under any of the Company’s material agreements.

The Company intends to actively monitor the trading activity of its shares of common stock and believes that this deficiency will be corrected within the compliance period; however, the Company is considering all available options.  These options include, without limitation, the transfer of the Company’s common stock to the Nasdaq Capital Market in 2024.

As required by Nasdaq, the Company is filing this Form 8-K to disclose its receipt of the Nasdaq notice of non-compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date:	October 2, 2023	By:	/s/ CHRISTOPHER J. KENNEY
Christopher J. Kenney, Chief Executive Officer